© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 1

© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 2

© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 3

© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 4 21% 17% 14% 12% 11% 8% 7% 5% 4%

© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 5

© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 6 Drive-Thru (40% FY 2023 Sales) Dine-In + Carry Out (46% FY 2023 Sales) Delivery (14% FY 2023 Sales) Carryout Catering Direct Shipping Growing Off-Premise Channel

© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 7 Source: Qualtrics Customer Experience Benchmarks (CXB) – Proprietary benchmark survey fielded monthly. Results represent Q4 2023 to Q1 2024 Portil o’s Hot Dogs | Al rights reserved | Do not share or duplicate confidential content, in whole or part, ithout rit en consent

© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 8 • • • • • • • • • • • • • • • • • • • With suggested tip Portillo’s doesn’t prompt for tips, but these brands do…

© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 9

© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 10 3 4 1 6 1 72 48 8 4

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 1222

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 1323 A P P E N D I X

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 1422

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 1522